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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into the Valero L.P. and Valero Logistics Operations, L.P. previously filed Registration Statement on Form S-3 (File No. 333-89978) and Valero L.P.'s previously filed Registration Statements on Form S-8 (File Nos. 333-81806 and 333-88264).


                                                  /s/ ARTHUR ANDERSEN LLP

San Antonio, Texas
June 26, 2002